Exhibit 99.1

VOTING AGREEMENT

This VOTING AGREEMENT (the “Agreement”), dated as of February 9, 2006, as amended on [ ], 2007, is made by and between Darwin Deason (the “Principal Stockholder”), and Affiliated Computer Services, Inc., a Delaware corporation (the “Company”).

WHEREAS, the Company commenced on February 9, 2006 an issuer tender offer (the “Tender Offer”) under Rule 13e-4 of the Securities Exchange Act of 1934, as amended, for shares of its Class A Common Stock, $0.01 par value (the “Class A Shares”), on the terms specified in the Company’s Schedule TO (as amended and supplemented by the Company from time to time, the “Schedule TO”) filed with the Securities and Exchange Commission on February 9, 2006;

WHEREAS, as a condition to the willingness of the Company to commence the Tender Offer, the Company required that the Principal Stockholder enter into the Voting Agreement (the “Previous Voting Agreement”) dated as of February 9, 2006 with respect to Voting Securities (as hereinafter defined) the Principal Stockholder may directly or indirectly own from time to time (the “Subject Shares”), it being understood that Voting Securities shall be Subject Shares only during the period they are so owned;

WHEREAS, as of the date hereof, the Principal Stockholder owns, with the right to vote, the number of Class A Shares and the number of shares of the Company’s Class B Common Stock, $0.01 par value (the “Class B Shares”) set forth on Schedule A hereto (collectively, the “Owned Shares”), which represent in the aggregate, based on Company share data as of [ ], 2007, approximately [ ]% of the combined voting power of the Company’s outstanding Class A Shares and Class B Shares; and

WHEREAS, the Principal Stockholder and the Company would like to amend the Previous Voting Agreement to read in its entirety as this Agreement;

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

ARTICLE I
VOTING AGREEMENT

SECTION 1.1 Voting Agreement. (a) The Principal Stockholder hereby agrees that during the time this Agreement is in effect, at any meeting of the stockholders of the Company, however called, or at any adjournment or postponement thereof (a “Company Stockholders’ Meeting”), or in any other circumstances upon which a vote, consent or other approval (including by written consent) is sought by or from the stockholders of the Company, the Principal Stockholder shall (x) when a Company Stockholders’ Meeting is held, appear at such Company Stockholders’ Meeting or otherwise cause Subject Shares that represent Excess Voting Power to be counted as present thereat for the purpose of establishing a quorum (except to the extent otherwise provided in the immediately succeeding clause (y) with respect to non-affiliated shares which are not counted as present), and (y) cause Subject Shares that represent Excess Voting Power to be treated in the same manner (i.e., not present (and, therefore, not counted as present for quorum purposes), present but abstaining, voting for or voting against), and in proportion to, the votes or actions of all Company stockholders, including the vote or actions of the Principal Stockholder and his affiliates on the basis, solely for the purpose of determining proportionality, of one vote per Class A Share and Class B Share (even though the Class B Shares have ten votes per share), at any such Company Stockholders’ Meeting or under any such other circumstances upon which a vote, consent or other approval (including by written consent) is sought by or from the stockholders of the Company. For purposes of this Agreement: (i) “Excess Voting Power” (as calculated from time to time as required by this Agreement) means the aggregate percentage voting power represented by the Subject Shares of the combined voting power of the outstanding Voting Securities less 45%, adjusted in accordance with the first sentence of Section 1.1(b), (ii) “Voting Securities” means securities of the Company having the power generally to vote on the election of directors and other matters submitted to a vote of stockholders of the Company and (iii) “affiliates” of the Principal Stockholder means any person or entity that directly, or indirectly through one of more intermediaries, controls, or is controlled by, or is under common control with, the Principal Stockholder.

(b) In calculating Excess Voting Power attributable to the Subject Shares: (i) there shall not be taken into account, and the term Subject Shares shall not be deemed to include, the voting power represented by any Class A Shares acquired by the Principal Stockholder after the date hereof (through his exercise of stock options, open market purchases or acquisition of shares in other transactions after the date hereof, other than share acquisitions derived, directly or indirectly, from Class A or Class B Shares owned by the Principal Stockholder on the date hereof), and (ii) there shall be taken into account the voting power represented by any Class A Shares issued to or acquired from third parties by the Company after the date hereof, including pursuant to the exercise of stock options, under employee benefit plans, in public or private transactions, in acquisition transactions, in open market purchases or similar circumstances, which net issuances and acquisitions will impact the calculation of the then applicable amount of the Excess Voting Power. The provisions of Section 1.1(a) shall not apply to any Subject Shares which do not represent Excess Voting Power.

SECTION 1.2 Irrevocable Proxy. (a) As security for the Principal Stockholder’s obligations under Section 1.1, the Principal Stockholder hereby irrevocably constitutes and appoints the Company as his attorney and proxy in accordance with the Corporation Law, with full power of substitution and re-substitution, to cause his Subject Shares representing Excess Voting Power to be counted as present at any Company Stockholders’ Meeting (except to the extent otherwise provided in Section 1.1(a)(y) with respect to non-affiliated shares which are not counted as present), to vote his Subject Shares representing Excess Voting Power at any Company Stockholders’ Meeting, and to execute consents in respect of his Subject Shares representing Excess Voting Power as and to the extent provided in Section 1.1. The Principal Stockholder hereby revokes all other proxies and powers of attorney with respect to his Subject Shares representing Excess Voting Power that he may have heretofore appointed or granted, and represents that any proxies heretofore given in respect of his Subject Shares representing Excess Voting Power, if any, are revocable.

(b) The Principal Stockholder hereby affirms that the irrevocable proxy set forth in this Section 1.2 is given in connection with the amendment of the Previous Voting Agreement, and that such irrevocable proxy is given to induce the Company to so amend the Previous Voting Agreement and to secure the performance of the duties of the Principal Stockholder under this Agreement. The Principal Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and, except as set forth in this Section 1.2 or in Section 5.1, is intended to be irrevocable in accordance with the provisions of Section 212 of the Delaware General Corporation Law. If for any reason the proxy granted herein is not irrevocable, then the Principal Stockholder agrees to vote his Subject Shares representing Excess Voting Power in accordance with Section 1.1 above. The parties agree that the foregoing is a voting agreement created under Section 218(c) of the Delaware General Corporation Law.

(c) This irrevocable proxy shall automatically terminate on the Termination Date (as hereinafter defined). Prior to that date, this irrevocable proxy shall not be terminated by any act of the Principal Stockholder or by operation of Law, whether by the death or incapacity of the Principal Stockholder or by the occurrence of any other event or events, it being understood that actions taken by the Company hereunder prior to the Termination Date shall be and remain valid as if such death, incapacity or other event or events had not occurred, regardless of whether or not the Company has received notice of the same.

ARTICLE II
REPRESENTATIONS AND WARRANTIES
OF THE PRINCIPAL STOCKHOLDER

The Principal Stockholder hereby represents and warrants to the Company as follows:

SECTION 2.1 Authority for this Agreement. The Principal Stockholder has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Principal Stockholder and the consummation by the Principal Stockholder of the transactions contemplated hereby (i) will not violate any order, writ, injunction, decree, statute, rule, regulation or law applicable to the Principal Stockholder or by which any of his Subject Shares are bound, (ii) will not violate or constitute a breach or default under any agreement by which the Principal Stockholder or the Subject Shares may be bound, (iii) will not require the consent of or any notice or other filing with any third party, including any governmental authority, and (iv) have been duly and validly authorized, and no other proceedings on the part of the Principal Stockholder are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Principal Stockholder and, assuming it has been duly and validly authorized, executed and delivered by the Company, constitutes a legal, valid and binding agreement of the Principal Stockholder, enforceable against the Principal Stockholder in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting enforcement of creditors’ rights generally, and general principals of equity (regardless of whether enforcement is considered in a proceeding at law or in equity). There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which the Principal Stockholder is a trustee, or any party to any other agreement or arrangement, whose consent is required for the execution and delivery of this Agreement or the consummation by the Principal Stockholder of the transactions contemplated hereby. The Subject Shares are not community property, and no spousal consent is required for the execution and delivery of this Agreement or the consummation by the Principal Stockholder of the transactions contemplated hereby.

SECTION 2.2 Ownership of Shares. As of the date hereof, except as disclosed on Schedule A hereto, the Principal Stockholder is the sole record and beneficial owner of the number of Owned Shares set forth on Schedule A hereto, free and clear of all pledges, liens, proxies, claims, charges, security interests, preemptive rights, voting trusts, voting agreements, options, rights of first offer or refusal and any other encumbrances or arrangements whatsoever with respect to the ownership, transfer or other voting of the Owned Shares other than the encumbrances created by this Agreement and any restrictions on transfer under applicable federal and state securities laws (collectively, “Liens”). Except as disclosed on Schedule A hereto, as of the date hereof, there are no outstanding options, warrants or rights to purchase or acquire, or agreements or arrangements relating to the voting of, any Subject Shares and the Principal Stockholder has the sole authority to direct the voting of the Subject Shares in accordance with the provisions of this Agreement and the sole power of disposition with respect to the Subject Shares, with no restrictions, subject to applicable federal and state securities laws on his rights of disposition pertaining thereto (other than Liens or restrictions created by this Agreement). Except as disclosed on Schedule A hereto, as of the date hereof, the Principal Stockholder does not own beneficially or of record any equity securities of the Company.

ARTICLE III
COVENANTS OF THE PRINCIPAL STOCKHOLDER

SECTION 3.1 No Inconsistent Agreement. The Principal Stockholder hereby covenants and agrees that he (a) has not entered into and shall not, at any time prior to the termination of this Agreement, enter into any agreement that would restrict, limit or interfere with the performance of his obligations hereunder and (b) shall not, at any time prior to the termination of this Agreement, knowingly take any action that would reasonably be expected to make any of his representations or warranties contained herein untrue or incorrect or have the effect of preventing or disabling him from performing his obligations under this Agreement.

SECTION 3.2 Restrictions on Certain Transfers and Proxies. (a) Other than pursuant to the terms of this Agreement, without the prior written consent of the Company or as otherwise provided in this Agreement, during the term of this Agreement, the Principal Stockholder hereby agrees to not, directly or indirectly, (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Subject Shares representing Excess Voting Power, or (ii) sell, assign, transfer, encumber or otherwise dispose of (including by merger, consolidation or otherwise by operation of law), or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect assignment, transfer, encumbrance or other disposition (including by merger, consolidation or otherwise by operation of law), of any Class B Shares which are Subject Shares representing Excess Voting Power under circumstances where the transferee thereof actually acquires such Class B Shares (but not including for this purpose any acquired Class A Shares into which such Class B Shares are automatically converted as a result of such transfer), unless the Principal Stockholder provides ten business days advance notice to the Company of any such transfer and the transferee of such Class B Shares executes and delivers to the Company prior to such transfer an instrument satisfactory to the Company agreeing that such transferee will be bound by this Agreement as if such transferee was a Principal Stockholder.

(b) The Principal Stockholder is signing this Agreement solely in his capacity as a stockholder of the Company and nothing contained herein shall limit or affect any actions taken by him in his capacity as an officer or director of the Company, and such actions shall not be deemed to constitute a breach of this Agreement.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Principal Stockholder as follows:

SECTION 4.1 Authority for this Agreement. The Company has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (i) will not violate any order, writ, injunction, decree, statute, rule, regulation or law applicable to the Company, (ii) will not violate or constitute a breach or default under any agreement by which the Company may be bound, (iii) will not require the consent of or any notice or other filing with any third party, including any governmental authority, and (iv) have been duly and validly authorized, and no other proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and, assuming it has been duly and validly authorized, executed and delivered by the Principal Stockholder, constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting enforcement of creditors’ rights generally, and general principals of equity (regardless of whether enforcement is considered in a proceeding at Law or in equity.

ARTICLE V
MISCELLANEOUS

SECTION 5.1 Termination. This Agreement and all of its provisions shall terminate upon the Termination Date; provided however, that Sections 5.3, 5.5, 5.7, 5.8, 5.9 and 5.13 shall survive any termination of this Agreement. “Termination Date” means the earliest of (a) the termination of the Employment Agreement between the Principal Stockholder and the Company dated as of February 16, 1999, as amended on [ ], 2007, or the date the Principal Stockholder ceases to serve as Chairman of the Board of Directors of the Company (b) the mutual agreement by the Company (authorized by not less than a majority vote of the then independent and disinterested directors thereof) and the Principal Stockholder, (c) the first date after the date hereof on which the calculation of Excess Voting Power is equal to zero percent, and (d) the date on which all outstanding Class B Shares shall have been converted into Class A Shares. Nothing in this Section 5.1 shall be deemed to release any party from any liability for any breach by such party of their representations and warranties or any other terms and provisions of this Agreement.

SECTION 5.2 No Ownership Interest. Except as expressly set forth in this Agreement, including, without limitation, in Section 1.2 hereof, nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership, or incidence of ownership, of or with respect to any Subject Shares. All rights, ownership and economic benefits of and relating to any Subject Shares shall remain and belong to the Principal Stockholder, and the Company shall not have any authority to exercise any power or authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Principal Stockholder or exercise any power or authority to direct the Principal Stockholder in the voting of any of the Subject Shares, except as otherwise expressly provided in this Agreement, including, without limitation, in Section 1.2 hereof.

SECTION 5.3 Notices. All notices, requests, claims, demands and other communications hereunder shall be given (and shall be deemed to have been duly received if given) by hand delivery in writing or by facsimile transmission with confirmation of receipt or by a nationally recognized overnight courier service, as follows:

If to the Company:

2828 N. Haskell
Dallas, Texas 75204
Attn: Lynn R. Blodgett, Chief Executive Officer
Fax: 214-286-2716

With a copy to:

General Counsel
2828 N. Haskell
Dallas, Texas 75204
Fax: (214) 823-5746

With an additional copy to:

Frank Varasano
Lead Independent Director
979 Scott Street
San Diego, California 92106
619-222-3321
e-mail: frankvarasano@mac.com

If to the Principal Stockholder:

8181 Douglas Avenue
Suite 1000
Dallas, Texas 75225
Fax: (214) 369-9961

or to such other address as the Person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

SECTION 5.4 Validity. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

SECTION 5.5 Entire Agreement; Assignment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. The Agreement shall not be assigned by any party by operation of law or otherwise without the prior written consent of the other parties, provided, that the Company may assign any of their respective rights and obligations to any affiliate thereof, but no such assignment shall relieve the Company of its obligations hereunder.

SECTION 5.6 Amendment. This Agreement may not be amended except by an instrument in writing signed by the Company (authorized by not less than a majority vote of the then independent and disinterested directors thereof) and the Principal Stockholder.

SECTION 5.7 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other person or entity any rights or remedies of any nature whatsoever under or by reason of this Agreement.

SECTION 5.8 Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware (without giving effect to choice of law principles thereof).

SECTION 5.9 Enforcement of the Agreement; Jurisdiction; Venue. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by the Principal Stockholder in accordance with their specific terms or were otherwise breached. It is accordingly agreed that prior to the termination of this Agreement in accordance with Section 5.1, the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Delaware Court of Chancery, this being in addition to any other remedy to which they are entitled at law or in equity.) In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any such court in the event any dispute arises out of this Agreement or any transaction contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any action relating to this Agreement or any transaction contemplated by this Agreement in any court other than any such court and (d) waives any right to trial by jury with respect to any action related to or arising out of this Agreement or any transaction contemplated by this Agreement. The parties irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the Delaware Court of Chancery, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 5.10 Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

SECTION 5.11 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement.

SECTION 5.12 Further Assurances. From time to time, at the request of another party and without further consideration, each party hereto shall take such reasonable further action as may reasonably be necessary or desirable to consummate and make effective the transactions contemplated by this Agreement.

SECTION 5.13 Amendment. The Previous Voting Agreement is hereby amended to read in its entirety as this Agreement.

IN WITNESS WHEREOF, the Principal Stockholder and the Company have caused this Agreement to be duly executed on the date hereof.

AFFILIATED COMPUTER SERVICES, INC.

By:	/s/Lynn Blodgett

Name: Lynn Blodgett Title: Chief Executive Officer

/s/ Darwin Deason

Darwin Deason

Schedule A

Name of Principal	Number of Class A	Number of Class B
Stockholder	Shares Held of Record	Shares Held of Record
Darwin Deason	1,989,864	6,599,372

Options Held of Record by Principal Stockholder:

Darwin Deason is the record owner of 1,050,000 options to purchase shares of Class A Common Stock.

Pledged Shares: 1,982,894 shares, of which 1,602,894 shares are pledged to secure a loan that has no outstanding balance